                                                                  EXHIBIT 10.3

                                  TVIA, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

                  (Adopted by the Board on  _______ __, 2000)

                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----
SECTION 1. Purpose Of The Plan...........................................     1

SECTION 2. Definitions...................................................     1
   (A)   "Accumulation Period............................................     1
   (B)   "Board".........................................................     1
   (C)   "Code"..........................................................     1
   (D)   "Committee".....................................................     1
   (E)   "Company".......................................................     1
   (F)   "Compensation"..................................................     1
   (G)   "Corporate reorganization"......................................     1
   (H)   "Eligible Employee".............................................     1
   (I)   "Exchange Act"..................................................     2
   (J)   "Fair Market VAlue".............................................     2
   (K)   "IPO"...........................................................     2
   (L)   "Offering Period"...............................................     2
   (M)   "Participant"...................................................     2
   (N)   "Participating Company".........................................     2
   (O)   "Plan"..........................................................     2
   (P)   "Plan Account"..................................................     2
   (Q)   "Purchase Price"................................................     2
   (R)   "Stock".........................................................     2
   (S)   "Subsidiary"....................................................     3

SECTION 3. Administration of the Plan....................................     3
   (A)   Committee Composition...........................................     3
   (B)   Committee Responsibilities......................................     3

Section 4. Enrollment And Participation..................................     3
   (A)   Offering Periods................................................     3
   (B)   Accumulation Periods............................................     3
   (C)   Enrollment......................................................     3
   (D)   Duration of Participation.......................................     3
   (E)   Applicable Offering Period......................................     3

SECTION 5. Employee Contributions........................................     4
   (A)   Frequency of Payroll Deductions.................................     4
   (B)   Amount of Payroll Deductions....................................     4
   (C)   Changing Withholding Rate.......................................     4
   (D)   Discontinuing Payroll Deductions................................     4
   (E)   Limit on Number of Elections....................................     4

Section 6. Withdrawal From The Plan......................................     5
   (A)   Withdrawal......................................................     5
   (B)   Re-enrollment After Withdrawal..................................     5

SECTION 7. Change In Employment Status...................................     5
   (A)   Termination of Employment.......................................     5
   (B)   Leave of Absence................................................     5
   (C)   Death...........................................................     5

SECTION 8. Plan Accounts And Purchase Of Shares..........................     5
   (A)   Plan Accounts...................................................     5
   (B)   Purchase Price..................................................     5
   (C)   Number of Shares Purchased......................................     6
   (D)   Available Shares Insufficient...................................     6
   (E)   Issuance of Stock...............................................     6
   (F)   Unused Cash Balances............................................     6
   (G)   Stockholder Approval............................................     6

SECTION 9. Limitations On Stock Ownership................................     7
   (A)   Five Percent Limit..............................................     7
   (B)   Dollar Limit....................................................     7

SECTION 10. Rights Not Transferable......................................     7

SECTION 11. No Rights As An Employee.....................................     7

SECTION 12. No Rights As A Stockholder...................................     8

SECTION 13. Securities Law Requirements..................................     8

SECTION 14. Stock Offered Under The Plan.................................     8
   (A)   Authorized Shares...............................................     8
   (B)   Antidilution Adjustments........................................     8
   (C)   Reorganizations.................................................     8

SECTION 15. Amendment Or Discontinuance..................................     8

SECTION 16. Execution....................................................     9

                                  TVIA, INC.

                       2000 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1.     Purpose Of The Plan.
---------      -------------------

     The Plan was adopted by the Board on _______ __, 2000, effective as of the date of the IPO. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2.     Definitions.
---------      -----------

     (a)  "Accumulation Period " means a six-month period during which
           -------------------
contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 4(b).

     (b)  "Board" means the Board of Directors of the Company, as constituted
           -----
from time to time.

     (c)  "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     (d)  "Committee" means a committee of the Board, as described in Section 3.
           ---------

     (e)  "Company" means Tvia, Inc., a _____________ Corporation.
           -------

     (f)  "Compensation" means (i) the total compensation paid in cash to a
           ------------
Participant by a Participating Company, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under section 401(k) or 125 of the Code. "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

     (g)  "Corporate Reorganization" means:
           ------------------------

          (i) The consummation of a merger or consolidation of the Company with or into another entity, or any other corporate reorganization; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets or the complete liquidation or dissolution of the Company.

     (h)  "Eligible Employee" means any employee of a Participating Company
           -----------------
customary employment is for more than five months per calendar year and for more than 20 hours per week.

     The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by the law of any country which has jurisdiction over him or her or if he or she is subject to a collective bargaining agreement that does not provide for participation in the Plan.

     (i)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

     (j)  "Fair Market Value" means the market price of Stock, determined by the
           -----------------
Committee as follows:

          (i) If Stock was traded on The Nasdaq National Market on the date in question, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by The Nasdaq National Market;

          (ii) If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or

          (iii) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal or as reported
                                             -------------------
directly to the Company by Nasdaq or a stock exchange. Such determination shall be conclusive and binding on all persons.

     (k)  "IPO" means the initial offering of Stock to the public pursuant to a
           ---
registration statement filed by the Company with the Securities and Exchange Commission.

     (l)  "Offering Period" means a 24-month period with respect to which the
           ---------------
right to purchase Stock may be granted under the Plan, as determined pursuant to
Section 4(a).

     (m)  "Participant" means an Eligible Employee who elects to participate in
           -----------
the Plan, as provided in Section 4(c).

     (n)  "Participating Company" means (i) the Company and (ii) each present or
           ---------------------
future Subsidiary designated by the Committee as a Participating Company.

     (o)  "Plan" means this Tvia, Inc. 2000 Employee Stock Purchase Plan, as it
           ----
may be amended from time to time.

     (p)  "Plan Account" means the account established for each Participant
           ------------
pursuant to Section 8(a).

     (q)  "Purchase Price" means the price at which Participants may purchase
           --------------
Stock under the Plan, as determined pursuant to Section 8(b).

     (r)  "Stock" means the Common Stock of the Company.

     (s) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3.  Administration of the Plan.
--------------------------------------

     (a) Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

     (b) Committee Responsibilities. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

SECTION 4.  Enrollment And Participation.
----------------------------------------

     (a)  Offering Periods. While the Plan is in effect, two Offering Periods
          ----------------
shall commence in each calendar year. The Offering Periods shall consist of the 24-month periods commencing on each January 1 and July 1, except that the first Offering Period shall commence on the date of the IPO and end on December 31, 2001.

     (b)  Accumulation Periods. While the Plan is in effect, two Accumulation
          --------------------
Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on January 1 and July 1, except that the first Accumulation Period shall commence on the date of the IPO and end on June 30, 2000.

     (c)  Enrollment. Any individual who, on the day preceding the first day of
          ----------
an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than 15 days prior to the commencement of such Offering Period.

     (d)  Duration of Participation. Once enrolled in the Plan, a Participant
          -------------------------
shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Offering Period in which his or her employee contributions were discontinued under Section 5(d) or 9(b). A Participant who discontinued employee contributions under Section 5(d) or 9(b) or withdrew from the Plan under Section 6(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under Section 9(b) shall automatically resume participation at the beginning of the earliest Offering Period ending in the next calendar year, if he or she then is an Eligible Employee.

     (e)  Applicable Offering Period. For purposes of calculating the purchase
          --------------------------
price under Section 8(b), the applicable Offering Period shall be determined as follows:

          (i) Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of: (A) the end of such Offering Period; (B) the end of his or her participation under Subsection (d) above; or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

          (ii) In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

          (iii) When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 5.  Employee Contributions.
----------------------------------

     (a)  Frequency of Payroll Deductions. A Participant may purchase shares of
          -------------------------------
Stock under the Plan solely by means of payroll deductions. Payroll deductions, as designated by the Participant pursuant to Subsection (b) below, shall occur on each payday during participation in the Plan.

     (b)  Amount of Payroll Deductions. An Eligible Employee shall designate on
          ----------------------------
the enrollment form the portion of his or her Compensation that he or she elects to have withheld for the purchase of Stock. Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

     (c)  Changing Withholding Rate. If a Participant wishes to change the rate
          -------------------------
of payroll withholding, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new withholding rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new withholding rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15%.

     (d) Discontinuing Payroll Deductions. If a Participant wishes to
         --------------------------------
discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 9(b)). A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

     (e)  Limit on Number of Elections. No Participant shall make more than two
          ----------------------------
elections under Subsection (c) or (d) above during any Offering Period.

SECTION 6.  Withdrawal From The Plan.
------------------------------------

     (a)  Withdrawal. A Participant may elect to withdraw from the Plan by
          ----------
filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

     (b) Re-enrollment After Withdrawal. A former Participant who has withdrawn
         ------------------------------
from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 4(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 7.  Change In Employment Status.
---------------------------------------

     (a)  Termination of Employment. Termination of employment as an Eligible
          -------------------------
Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 6(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

     (b)  Leave of Absence. For purposes of the Plan, employment shall not be
          ----------------
deemed to terminate when the Participant goes on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate ninety (90) days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work.

     (c)  Death. In the event of the Participant's death, the amount credited to
          -----
his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

SECTION 8.  Plan Accounts And Purchase Of Shares.
------------------------------------------------

     (a)  Plan Accounts. The Company shall maintain a Plan Account on its books
          -------------
in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

     (b)  Purchase Price. The Purchase Price for each share of Stock purchased
          --------------
on the last trading day of the month in which the Accumulation Period expired shall be the lower of:

          (i) 85% of the Fair Market Value of such share on the last trading day of the month in which the Accumulation Period expired; or

          (ii) 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 4(e)) or, in the case of the first Offering Period under the Plan, 85% of the price at which one share of Stock is offered to the public in the IPO.

     (c)  Number of Shares Purchased. As of the last trading day of each month
          --------------------------
in which the Accumulation Period expired, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with Section 6(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account. The foregoing notwithstanding, no Participant shall purchase more than 1,000 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 9(b) and 14(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

     (d)  Available Shares Insufficient. In the event that the aggregate number
          -----------------------------
of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under
Section 14(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     (e)  Issuance of Stock. Certificates representing the shares of Stock
          -----------------
purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the name of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

     (f)  Unused Cash Balances. An amount remaining in the Participant's Plan
          --------------------
Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection (c) above, Section 9(b) or Section 14(a) shall be refunded to the Participant in cash, without interest.

     (g)  Stockholder Approval. Any other provision of the Plan notwithstanding,
          --------------------
no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

SECTION 9.  Limitations On Stock Ownership.
------------------------------------------

     (a)  Five Percent Limit. Any other provision of the Plan notwithstanding,
          ------------------
no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

          (i) Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

          (ii) Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

          (iii) Each Participant shall be deemed to have the right to purchase 1,000 shares of Stock under this Plan with respect to each Accumulation Period.

     (b)  Dollar Limit. Any other provision of the Plan notwithstanding, no
          ------------
Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

     Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of $25,000 per calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

     For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 10.  Rights Not Transferable.
------------------------------------

     The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 6(a).

SECTION 11.  No Rights As An Employee.
-------------------------------------

     Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating

Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

SECTION 12.  No Rights As A Stockholder.
---------------------------------------

     A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Offering Period.

SECTION 13.  Securities Law Requirements.
----------------------------------------

     Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 14.  Stock Offered Under The Plan.
-----------------------------------------

     (a)  Authorized Shares. The maximum aggregate number of shares of Stock
          -----------------
available for purchase under the Plan is one million (1,000,000), plus an annual increase to be added on the first day of the Company's fiscal year beginning in 2001 equal to the lesser of (i) ___________ (__________) shares, (ii) ___% of the outstanding shares on such date or (iii) a lesser amount determined by the Board. The aggregate number of Shares available for purchase under the Plan shall at all times be subject to adjustment pursuant to Section 14.

     (b)  Antidilution Adjustments. The aggregate number of shares of Stock
          ------------------------
offered under the Plan, the 1,000 share limitation described in Section 8(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

     (c)  Reorganizations. Any other provision of the Plan notwithstanding,
          ---------------
immediately prior to the effective time of a Corporate Reorganization, the Offering Period then in progress shall terminate and shares shall be purchased pursuant to Section 8, unless the Plan is assumed by the surviving corporation or its parent corporation pursuant to the plan of merger or consolidation. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 15.  Amendment Or Discontinuance.
----------------------------------------

     The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 14, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation.

SECTION 16.  Execution.
----------------------

     To record the adoption of the Plan by the Board on ________ __, 2000, the Company has caused its authorized officer to execute the same.


                                    Tvia, Inc.

                                    By:_____________________________

                                    Title:__________________________

                                    Title:__________________________

                                  TVIA, INC.

                                 Common Stock

                        ______________________________

                       2000 Employee Stock Purchase Plan

                            SUMMARY AND PROSPECTUS

                        ______________________________

     Tvia, Inc., a Delaware corporation (the "Company"), has established a stock purchase program. This program allows eligible employees to acquire shares of the Company's Common Stock (the "Stock") at periodic intervals. The shares may be purchased at a discount, and the purchase price may be paid through payroll deductions. The program is officially called the Tvia, Inc. 2000 Employee Stock Purchase Plan (the "Plan").

     The phrases "accumulation period" and offering period" are used throughout this document and are important to your understanding of the Plan. An "accumulation period" is a six-month period during which payroll deductions are made, and following which shares are purchased. An "offering period" is a 24-month period comprised of four accumulation periods.

     THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

                        ______________________________

           The date of this Summary and Prospectus is ______, 2000.

                          QUESTIONS AND ANSWERS ABOUT
                                   THE PLAN

     This Summary and Prospectus sets forth in question and answer format the principal features of the Plan and the principal rights and benefits available to the participating employees. This document is only intended to be a summary of the Plan. Some rules are described in abbreviated form and others are not mentioned at all. If there is any ambiguity in the Plan Summary and Prospectus or if there is a conflict between this Plan Summary and Prospectus and the official Plan text, then the Plan text will govern. You may request a copy of the Plan from the Company. The Company has its principal executive offices at 4001 Burton Drive, Santa Clara, CA 95054. The Company's telephone number is
(408) 982-8588.

                            GENERAL PLAN PROVISIONS
       ________________________________________________________________

1.   What is the purpose of the Plan?

     The purpose of the Plan is to provide eligible employees with the opportunity to increase their stake in the success of the Company by buying Stock from the Company on favorable terms and paying for the purchases through periodic payroll deductions. These payroll deductions will be applied at semi-annual intervals to purchase shares of Stock at a discount from the then current market price.

2.   When was the Plan adopted?

     The Plan was adopted by the Company's Board of Directors (the "Board") on ________, 2000 and subsequently approved by the Company's stockholders on
_________, 2000.

3.   Who administers the Plan?

     The Plan is administered by a committee of the Board consisting of one or more directors of the Company appointed by the Board (the "Committee"). The members of the Committee will serve for as long as the Board deems appropriate and may be removed by the Board at any time. The Committee in its capacity as administrator of the Plan will be referred to in this document as the "Plan Administrator."

     The Committee has full authority to interpret the Plan and make all decisions relating to the operation and administration of the Plan. The Committee may also adopt such rules and regulations for carrying out the Plan's purposes. Decisions of the Committee are final and binding.

4.   How many shares of Stock may be issued under the Plan?

     A total of one million (1,000,000) shares of Stock are reserved for issuance under the Plan, plus an annual increase in accordance with the terms of the Plan. The number of shares of Stock that are reserved for issuance under the Plan is subject to adjustments described in Question 24. Under the Plan, shares are purchased directly from the Company. These shares will be made available either from the Company's authorized but unissued shares of Stock or from treasury shares, including shares repurchased on the open market.

5.   Who is eligible to participate in the Plan?

     You will be eligible to participate in the Plan if you are employed by the Company or any participating subsidiary on a basis that requires you to work more than twenty (20) hours per week for more than five (5) months per calendar year.

     However, you will not be granted a right to purchase Stock under the Plan if you own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary of the Company. You will be considered to own any stock that you have a right or option to purchase under this or any other plan, and you will be considered to own any stock owned by your spouse, sister, brother, ancestors and lineal descendants.

6.   When may I become a participant?

     If you are an eligible employee at the time of the initial public offering of the Stock (the "IPO"), you may join the Plan at that time or at the start of any subsequent offering period (the January 1 and July 1 of each year). If you are not an eligible employee on the start date of an offering period, you may enter on the start date of the next offering period on which you are an eligible employee or at the start of any subsequent offering period, provided you remain an eligible employee.

7.   How do I become a participant?

     In order to participate in a particular offering period, you must complete and file the appropriate forms with the Plan Administrator at least fifteen (15) days prior to the commencement of the offering period. The forms include an Enrollment/Change Form and a Beneficiary Designation. These forms may be obtained from ___________.

8.   How much can I invest through the Plan?

     You may authorize payroll deductions in 1% multiples of your cash compensation, up to a maximum of 15%. Your cash compensation includes salaries, wages, bonuses, incentive compensation, commissions and overtime pay plus any pretax contributions you may make to any 401(k) plan or cafeteria benefit plan now or hereafter maintained by the Company. Cash compensation excludes moving or relocation allowances, car allowances, imputed income attributable to a company car or life insurance, fringe benefits, contributions to employee benefit plans (other than your own pretax contributions to 401(k) or cafeteria plans), and similar items.

     Your contributions to the Plan are made on an after-tax basis. In other words, your payroll deductions that are contributed to the Plan do not reduce your taxable income (unlike contributions to a 401(k) plan).

9.   How will the Stock be made available for purchase?

     Shares of Stock will be offered for purchase through a series of overlapping 24-month offering periods. New offering periods start on each January 1 and July 1, except that the initial offering period is expected to begin at the time the IPO takes place and will end on December 31, 2001.

     Each offering period will be comprised of four successive six-month accumulation periods. The start date for the first accumulation period will be the same as the start date of the initial offering period. Subsequent accumulation periods will begin on each January 1 and July 1.

     For example, an offering period which starts on July 1, 2000 will end on June 30, 2002. Within such offering period, there are four accumulation periods:

               ------------------------------------------------------------
                First Accumulation Period:         July 1, 2000 through
                                                   December 31, 2000
               ------------------------------------------------------------
                Second Accumulation Period:        January 1, 2001 through
                                                   June 30, 2001
               ------------------------------------------------------------
                Third Accumulation Period:         July 1, 2001 through
                                                   December 31, 2001
               ------------------------------------------------------------
                Fourth Accumulation Period:        January 1, 2002 through
                                                   June 30, 2002
               ------------------------------------------------------------

     However, if the price of the Stock is lower at the start of a new offering period than it was at the start of the open offering period, you will automatically be enrolled in the new offering period. See Question 13 for details.

     For each offering period in which you participate, you will be granted a right to purchase stock.

10.  When will my purchase right be exercised?

     Your purchase right will be exercised on the last trading day of the month in which each accumulation period expires. Therefore, these purchase dates will occur every six months on the last trading day in June and December.

11.  What is the purchase price of the Stock?

     The purchase price per share of Stock will be 85% of the lower of (a) the fair market value per share of Stock on the last trading day of the month in which each accumulation period expires or (b) the fair market value per share on the last trading day before the commencement of the applicable offering period (or, in the case of the first offering period, the price at which one share of Stock is offered to the public in the IPO). In any event, your purchases of Stock will always be at a discount of at least 15% of fair market value on the purchase date.

     For example, assume that June 30, 2000, was the last trading day before the applicable offering period started and that the closing price on that day was $10 per share. Assume also that December 31, 2000, is the last trading day in the month in which the accumulation period expired and that the Company's Stock closes on that day at $12. The contributions made during this accumulation period are used on December 31, 2000, to buy shares for $8.50 (85% of $10, which is the lower of $12 and $10). In this example, the discount is approximately 29% from the market value at the time of the purchase.

     On the other hand, assume that the Stock closes at $10 per share on June 30, 2000, and at $8 on December 31, 2000. In this case, the shares would be purchased on December 31, 2000, for $6.80 each (85% of $8, which is the lower of $10 and $8). This represents a discount of 15% from the market value at the time of the purchase.

     These examples illustrate that the discount from market value will never be less than 15% on the date the shares are purchased. If the value of the shares rises during the offering period, then the discount will be greater than 15% on the date of the purchase. (The value of the shares may, of course, decline after they are purchased.)

12.  How is the fair market value of the Stock determined?

     In general, the fair market value per share on any relevant date under the Plan will be equal to the closing price quoted for such date by Nasdaq. Whenever possible, the determination of fair market value will be based on the prices reported in the Wall Street
                                                                 -----------
Journal or reported directly to the Company by Nasdaq.
-------

13.  How do I determine which offering period I am participating in?

     Once you are enrolled in the Plan for a two-year offering period, you will continue in that offering period until the earliest of (a) the end of that offering period, (b) the end of your participation in the Plan or (c) automatic re-enrollment in a subsequent offering period as described in the next paragraph.

     In the event that the closing price on the last trading day before the start of the offering period in which you are enrolled (the "First Offering Period") is higher than on the last trading day before the start of any subsequent offering period (the "Subsequent Offering Period"), you will automatically be re-enrolled in the Subsequent Offering Period. Your participation in the First Offering Period will automatically end with the purchase that occurs immediately before the Subsequent Offering Period starts. In other words, a new two-year offering period starts for you and becomes your "applicable offering period," and you will receive the benefit of the lower price for purchases during that new period.

     When you have reached the end of a two-year offering period but your participation is to continue, then you will automatically be re-enrolled in the offering period that starts immediately after the end of the prior offering period.

     For example, assume that you enroll in the Plan on July 1, 2000. Your initial offering period is the two-year period ending June 30, 2002. If the market price on December 31, 2000, June 30, 2001 and December 31, 2001 is higher than it was on June 30, 2000, then you will remain in the same offering period until it ends (or until you stop participating). The purchase price for your purchases on December 31, 2000, June 30, 2001, December 31, 2001 and June 30, 2002, will be based on the June 30, 2000 market value. But if, for instance, the market price on December 31, 2000 is lower than it was on June 30, 2000, then you will automatically be re-enrolled in a two-year offering period starting on January 1, 2001. This means that the purchase price for your purchases on June 31, 2001, December 31, 2001, June 30, 2002, and December 31, 2002, will be based on the December 31, 2000 market value--unless another automatic re-enrollment occurs. Of course, your purchase on December 31, 2000 will also be based on the December 31, 2000 market value.

14.  Can I change the rate of my payroll deductions?

     You may change your rate of payroll deduction at any time, but you may not make more than two changes during the same accumulation period. The new withholding rate will become effective as soon as reasonably practicable following the filing of your Enrollment/Change Form with the Plan Administrator. Your new rate may not be in excess of 15% of your cash compensation.

15.  What happens to my payroll deductions?

     Your payroll deductions will be credited to an account established in your name on the Company's books. No interest will be paid on the balance credited to your account. Since the Company pays all administrative expenses of the Plan, the full amount of your payroll deductions will be applied to the purchase of Stock. No commissions are charged on purchases. Your payroll deductions may be commingled with the general assets of the Company and used for general corporate purposes.

16.  How will my purchase right be exercised?

     Your purchase right will be exercised by applying the amount credited to your account to the purchase of whole shares of Stock on each purchase date. If a balance remains in your account because it is less than the price of one whole share, it will be carried over to the next accumulation period. However, any payroll deductions that are not applied to the purchase of Stock by reason of the limitations on the number of shares purchasable per participant will be refunded promptly after the purchase date, without interest. (See Question 18.)

17.  Will I receive a report indicating the amount and status of my account?

     After each purchase date, you will receive a report indicating the number of shares purchased on your behalf and the purchase price paid per share.

18.  Are there any limitations on the number of shares I may purchase?

     Yes. The following limitations will apply:

     (a) The total number of shares of Stock available for purchase by all participants is limited to one million (1,000,000) shares, plus an annual increase to be added determined in accordance with the Plan (subject to the adjustments described in Question 24). The share reserve can be increased with Board and stockholder approval.

     (b) The maximum number of shares of Stock that you may purchase in any accumulation period is one thousand (1,000) shares (subject to the adjustments described in Question 24).

     (c) You may not purchase shares with a value in excess of $25,000.00 (determined on the basis of the fair market value of the Stock on the start date of the offering period) in any calendar year. In certain situations, unused amounts may be carried over from one year to the next.

     Any payroll deductions collected from you that cannot be applied to the purchase of Stock as a result of one or more of these limitations will be refunded.

19. What if there are not enough shares available to cover all of the exercised purchase rights on a particular purchase date?

     If the total number of shares for which purchase rights are to be exercised on any purchase date exceeds the number of shares at the time available for issuance under the Plan, then the Plan Administrator will prorate the available shares. Any payroll deductions not applied to the purchase of the available shares will be refunded to you.

20.  Can I withdraw from the Plan or discontinue payroll deductions?

     You may withdraw from the Plan by filing an Enrollment/Change Form with the Plan Administrator at any time before the last day of any accumulation period. As soon as reasonably practicable thereafter, payroll deductions will cease. Any payroll deductions already collected for that period will be refunded to you without interest. No shares will be purchased on the last trading day of the month in which the accumulation period expired. Once you have withdrawn from the Plan, you may not rejoin the Plan until the next offering period.

     You may also discontinue your contributions under the Plan by filing an Enrollment/Change Form with the Company at any time. Payroll deductions will cease as soon as reasonably practicable after the form is received by the Company. However, the contributions that you already made will not be refunded and will be applied to purchase Stock at the end of the accumulation period. In addition, your contributions will be discontinued automatically if you would otherwise exceed the limit described in Question 18(c).

21. How do I rejoin the Plan if I have withdrawn from the Plan or discontinued payroll deductions?

     Individuals who withdraw from the Plan may resume participation in the Plan by filing a new Enrollment/Change Form prior to the next scheduled offering period. Individuals who discontinue payroll deductions may resume participation in the Plan by filing a new Enrollment/Change Form at any time. Payroll withholding will resume as soon as reasonably practicable after the form has been received by the Company.

22.  What happens if my employment terminates or my eligibility status changes?
/i/

     Should your employment terminate for any reason (including death or disability) or should you otherwise lose your status as an eligible employee, then all of your payroll deductions for the accumulation period in which your employment terminates or you lose your eligibility will automatically be refunded to you (or to your designated beneficiary in the event of your death, as described in the next paragraph).

     You may designate a beneficiary on the Beneficiary Designation Form and may change that designation at any time by filing a new Beneficiary Designation Form. The form will be valid only if it was filed with the Company before your death. Should you die, unused cash contributed to the Plan will be distributed to the beneficiary whom you have designated for this purpose or, if there is no surviving beneficiary, to your estate. (This beneficiary designation applies only to the cash in your account; the disposition of shares already purchased is governed by your will or applicable law.)

23.  What happens if there is a merger?

     In the event of a merger or acquisition of the Company, the accumulation period and offering period will terminate early and all payroll deductions for the accumulation period in which the transaction occurs will automatically be applied to the purchase of Stock immediately prior to the effective time of the transaction, subject to the share limitations summarized in Question 18. The purchase price for your shares will be 85% of the lower of (a) the fair market value per share on the last trading day before the commencement of the applicable offering period or (b) the fair market value per share on the last trading day before the effective time of the transaction. However, if the Plan is assumed and continued by the surviving corporation (or its parent), then the accumulation and offering periods will continue and your right to purchase Stock will be converted into an equivalent right to purchase shares of the surviving corporation (or its parent) at the end of the accumulation period.

24.  What happens if there is a change in the Company's capital structure?

     In the event of a stock split, a reverse stock split or the payment of a stock dividend or any other increase or decrease in the shares of Stock without the Company's receipt or payment of consideration, appropriate adjustments will be made to (a) the maximum number and class of securities issuable under the Plan, (b) the maximum number of securities purchasable per participant on each purchase date and (c) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will prevent any dilution or enlargement of the rights and benefits of Plan participants.

25.  Can I assign or transfer my purchase rights under the Plan?

     Your purchase rights cannot be assigned or transferred.

26.  When will I receive the stock certificate for my purchased shares?

     As soon as reasonably practicable after each purchase date, you will be issued a stock certificate for the shares purchased on your behalf or the shares will be credited to a brokerage account in your name.

27.  After becoming a stockholder, can I vote my shares?

     Yes, even if you do not have physical possession of a stock certificate.

28.  When can I sell my purchased shares?

     Individuals who purchase Stock under the Plan may resell such shares without restriction, subject to the Company's insider trading policy. However, the Federal and state income tax treatment of the sale proceeds may be more favorable if you hold your shares for a certain period of time prior to sale. See "Questions and Answers on Federal Tax Consequences" below.

     At the time you sell your purchased shares, you must inform the Company of the date of purchase, the date of sale, the number of shares sold and the selling price per share. You will be required to satisfy any applicable income and employment tax withholding requirements at the time of the sale.

29.  Can the Company terminate the Plan?

     The Plan Administrator has the discretion to terminate the Plan at any time without notice. If the Plan Administrator exercises this discretion, the Plan will terminate in its entirety. No further purchase rights will thereafter be granted or exercised, and no further payroll deductions will be collected under the terminated plan. Unless the Plan is terminated, it continues indefinitely.

30.  Can the Plan be amended?

     The Board may amend or suspend the Plan at any time and without notice. However, certain amendments may require the approval of the Company's stockholders.

31.  Does the Plan have any impact on the terms of my employment?

     Neither the Plan nor any outstanding purchase right is intended to give you the right to remain in the Company's employ for any specific period, and both you and the Company will each have the right to terminate your employment at any time and for any reason, with or without cause.

32.  Is the Plan subject to ERISA?

     The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA) or Section 401(a) of the Internal Revenue Code.

33.  What restrictions apply because I am a Section 16 Insider?

     Section 16(b) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company to recover any profit realized by a Section 16 Insider from any purchase and sale, or sale and purchase, of shares of Stock made within a period of less than six (6) months. A "Section 16 Insider" is generally an executive officer or director of the Company or a stockholder who beneficially owns more than 10% of the Company's outstanding securities.

     The Securities and Exchange Commission (the "SEC") has issued rules under
Section 16(b) of the 1934 Act that govern the short-swing liability treatment of certain transactions effected by a Section 16 Insider under employee stock purchase plans such as the Plan. The receipt of a purchase right under the Plan is not considered the purchase of a security, and the purchase of shares under the Plan is exempt from Section 16(b). However, the sale of shares acquired under the Plan will be treated as a "sale" transaction for short-swing liability purposes and will be matched with any non-exempt purchases of shares made by the
Section 16 Insider within six (6) months before or after the date of the sale. The sale of shares acquired under the Plan must be reported to the SEC on a Form 4, which must be filed within ten (10) days after the close of the calendar month in which the sale is made.

34.  What restrictions apply if I am an affiliate?

     In general, executive officers and other persons with power to manage and direct the policies of the Company, relatives of these persons and trusts, estates, corporations or other entities controlled by any of these persons or their relatives may be deemed to be affiliates of the Company. Affiliates of the Company are obligated to resell their shares of Stock in compliance with SEC Rule 144. This rule requires such sales to be effected in "broker's transactions," as defined in the rule, and a written notice of each sale must be filed with the SEC at the time of the sale. The rule also limits the number of shares that may be sold in any three-month period to the greater of (a) 1% of the outstanding shares of Stock or (b) the average weekly reported volume of trading in Stock during the four (4) calendar weeks preceding the filing of the required notice of proposed sale. However, the holding period requirement of Rule 144 will not be applicable to any shares of Stock acquired under the Plan.

35. Are there any restrictions on resale that apply even if I am not an affiliate or Section 16 Insider?

     Your purchases and sales of shares of Stock are subject to Rule 10b-5 under the 1934 Act, which makes it unlawful to trade when you are in possession of material information about the Company that is not yet known to the general public. In addition, your transactions in shares of Stock must comply with the Company's insider trading policy.

     If you are an officer or director of the Company or a stockholder who owns more than 10% of the Company's outstanding securities, you should consult with counsel before offering for sale any shares of Stock acquired under the Plan in order to ensure your compliance with Rule 144, Section 16 and all other applicable provisions of Federal and state securities laws.

                       QUESTIONS AND ANSWERS ON FEDERAL
                               TAX CONSEQUENCES

     The following is a description of the federal income tax consequences of participation in the Plan. State and local tax treatment, which is not discussed below, may vary from the federal income tax treatment. You should consult your own tax advisor as to the tax consequences of your particular transactions under the Plan.

T1. Will the receipt of a purchase right or the purchase of shares on my behalf under the Plan result in taxable income?

     The Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under such a plan, no taxable income is recognized by the participant either when the purchase right is granted at the beginning of the offering period or when the shares are purchased at the end of each accumulation period.

T2.  When will I be subject to federal income tax on the purchased shares?

     Generally, you will recognize income in the year in which you make a disposition of the purchased shares. The term "disposition" generally includes any transfer of legal title, whether by sale, exchange or gift. It does not include a transfer to your spouse, a transfer into joint ownership if you remain one of the joint owners or a transfer into your brokerage account.

T3.  How is my federal income tax liability determined when I sell my shares?

     Your federal income tax liability will depend on whether you make a qualifying or disqualifying disposition of the purchased shares. A qualifying disposition will occur if the sale or other disposition of those shares is made after you have held the shares for (a) more than two (2) years after the start date of the applicable offering period and (b) more than one (1) year after the actual purchase date. A disqualifying disposition is any sale or other disposition which is made before either of these two holding periods is satisfied.

T4.  What if I make a qualifying disposition?

     You will recognize ordinary income in the year of the qualifying disposition equal to the lesser of (a) the amount by which the fair market value of the shares on the date of the qualifying disposition exceeds the purchase price paid for those shares or (b) 15% of the fair market value of the shares on the start date of the offering period during which those shares were purchased. The Company is not entitled to an income tax deduction with respect to such disposition. Any additional gain recognized upon the qualifying disposition will be a capital gain. The capital gain will be long-term if you held the shares more than 12 months. In general, the maximum federal income tax rate on long-term capital gains is 20%.

     If the fair market value of the shares on the date of the qualifying disposition is less than the purchase price you paid for the shares, there will be no ordinary income, and any loss recognized will generally be a long-term capital loss.

     Example: On the July 1, 2000 start date of the offering period, the fair market value of the Stock is $10.00 per share. On the December 31, 2000 purchase date, Stock is purchased on your behalf at a price of $8.50 per share when the fair market value is $15.00 per share. On January 1, 2003, you sell the shares for $20.00 per share in a qualifying disposition. The income tax treatment of your $11.50 profit per share will be as follows:

                    Ordinary       The lower of (a) 15% of the
                    Income Per     $10.00 fair market value on the
                    Share          start date of the offering
                                   period or (b) the excess of the
                                   $20.00 per share selling price
                                   over the $8.50 purchase price.
                                   The lower of the two is 15% of
                                   $10 = $1.50 per share.

                    Long-Term      $20.00 per share selling price
                    Capital Gain   less $10.00 ($8.50 purchase
                    Per Share      price plus $1.50 ordinary
                                   income) = $10.00 per share
                                   (at a capital gain tax rate of
                                   up to 20%).

T5.    What if I make a disqualifying disposition?

     You will recognize ordinary income in the year of the disqualifying disposition equal to the excess of (a) the fair market value of the shares on the purchase date over (b) the purchase price paid for the shares. The Company is entitled to an income tax deduction equal in amount to such excess for the taxable year in which such disposition occurs. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if you held the shares more than 12 months and short-term if you held the shares not more than 12 months. The maximum federal income tax rate on long-term capital gains generally is 20%. Short-term capital gains generally are taxed at the same rate as ordinary income.

     The amount of ordinary income you recognize upon such a disqualifying disposition will be reported by the Company on your W-2 wage statement for the year of such disposition, and any applicable withholding taxes which arise in connection with such disqualifying disposition will be collected from your wages or through your separate payment.

     Example: On December 31, 2000 you purchase Stock at a price of $10.00 per share when the fair market value is assumed to be $15.00 per share. On November 30, 2001, you sell the shares for $18.00 per share in a disqualifying disposition. The income tax treatment of your $8.00 per share profit will be as follows:

                    Ordinary       $15.00 fair market value on
                    Income Per     the purchase date less
                    Share          $10.00 per share purchase
                                   price = $5.00 per share.

                    Short-Term     $18.00 per share selling
                    Capital        price less $15.00 fair
                    Gain Per       market value on the
                    Share          purchase date = $3.00 per
                                   share.

T6.  What if I die before disposing of the shares?

     The personal representative of your estate must report as ordinary income in the year of your death the lesser of (a) the amount by which the fair market value of the shares on the date of your death exceeds the purchase price paid for such shares or (b) 15% of the fair market value of the shares on the start date of the offering period during which those shares were purchased.

                              COMPANY INFORMATION

     The Company is a Delaware corporation that maintains its principal executive offices at 4000 Burton Drive, Santa Clara, California 95054. The telephone number at the executive offices is (408) 982-8588. You may contact the Company at this address or telephone number for further information concerning the Plan and its administration.

     A copy of the Company's Annual Report to Stockholders for the most recent fiscal year will be furnished to each participant in the Plan, and additional copies will be furnished to you without charge upon written or oral request to the Corporate Secretary of the Company at its principal executive offices at 4000 Burton Drive, Santa Clara, California 95054, or upon telephoning the Company at its principal executive offices at (408) 982-8588. In addition, you may obtain without charge, upon written or oral request to the Corporate Secretary, a copy of any of the documents listed below, which are hereby incorporated by reference into this Summary and Prospectus, other than certain exhibits to such documents:

     (a) The Company's prospectus filed with the Securities and Exchange Commission (the "SEC") pursuant to Rule 424(b) under the Securities Act of 1933, as amended, in connection with Registration Statement No. 333-____ on Form S-1 filed with the SEC on ___________, 2000, together with amendments thereto, in which there are set forth audited financial statements for the Company's fiscal year ended March 31, 2000;

     (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), since the end of the year covered by the document referred to in (a) above;

     (c) The description of the Company's outstanding Common Shares contained in the Company's Registration Statement No. 0-______ on Form 8-A filed with the SEC on ___________, 2000 pursuant to Section 12 of the 1934 Act, including any amendment or report filed for the purpose of updating such description; and

     (d) All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Summary and Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold.

     The Company will also deliver to each participant in the Plan who does not otherwise receive such materials a copy of all reports, proxy statements and other communications distributed to the Company's stockholders.

_____________________________